SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A
                                    (Amended)


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 October 6, 2000


                              Sporting Magic, Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



               0-25247                            95-4675095
      (Commission File Number)           (IRS Employer Identification No.)


              17337 Ventura Boulevard, Suite 224, Encino, CA 91316
               (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         --------------------------------

         On Friday, October 13, 2000, registrant, Sporting Magic, Inc., a Delaware corporation ("Sporting Magic") filed a Form 8-K in which the rescission of the merger agreement between Sporting Magic Soccer Magic Inc., a privately owned Ontario corporation ("Soccer Magic") (the "Acquisition Agreement") was disclosed, among other things. The October 13, 2000 Form 8-K contained information regarding the changes in the control of Sporting Magic.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

         The October 13, 2000 Form 8-K mentioned above also described, among other things, that the assets and liabilities of Sporting Magic were to be returned to Soccer Magic.

Item 3.  BANKRUPTCY OR RECEIVERSHIP.        NOT APPLICABLE
         --------------------------

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS
         ---------------------------------------------

         In the October 13, 2000 Form 8-K, Sporting Magic reported a change in its Certifying Accountants. Effective upon the filing of that report, Sporting Magic engaged Farber & Hass, LLP ("Farber & Hass") as its new principal accountants. Prior to the filing of that report, Farber & Hass was not consulted on any of the matters requiring disclosure under Item 304(a)(2) of Regulation S-B. Farber & Hass has been requested to review this disclosure and has been given the opportunity to furnish a letter addressed to the Commission as required by Regulation S-B, but has informed Sporting Magic that it does not plan to provide such a letter.

         Simultaneously, Grant Thornton, LLP ("Grant Thornton") was dismissed as Sporting Magic's independent auditors. The decision to dismiss Grant Thornton was approved by the board of directors of Sporting Magic on October 10, 2000. There were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to such firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         Sporting Magic provided Grant Thornton with a copy of this disclosure and has requested that they furnish Sporting Magic with a letter addressed to the Commission stating whether they agree with this disclosure and, if not, stating the respects in which they do not agree. Grant Thornton verbally informed Sporting Magic that it agreed with this disclosure. However, as of the time of the October 13, 2000 filing, Grant Thornton had not provided Sporting Magic with a letter to the Commission confirming its agreement.

         Grant Thornton has since provided Sporting Magic with a letter confirming that Grant Thornton agrees with the disclosure. A copy of Grant Thornton's letter to the Commission is included herewith as Exhibit 17.

Item 5.  OTHER EVENTS.   NOT APPLICABLE
         ------------

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


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.   NOT APPLICABLE
         --------------------------------------

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)   EXHIBITS.   The  following  exhibits are   provided in accordance
               with the provisions of Item 601 of Regulation S-B:


EXHIBIT NO.    DOCUMENT DESCRIPTION
-----------    --------------------
        17     Letter of Grant Thornton, LLP on change in certifying accountant.

Item 8.  CHANGE IN FISCAL YEAR.
         ---------------------

         As explained in items 1 and 2 above and in Sporting Magic's Form 8-K filed on October 13, 2000, the merger agreement between Sporting Magic and Soccer Magic was rescinded on October 6, 2000. Subsequent to the merger, Sporting Magic elected to change its fiscal year end from August 31 to October
31. This change was reflected in Sporting Magic's Form 8-K filed on April 4, 2000. As a further result of the rescission, Sporting Magic is now changing its fiscal year end from October 31 to August 31. Accordingly, Sporting Magic will file an annual report on Form 10-KSB for the fiscal year ended August 31, 2000. Thereafter, as a result of the change in fiscal year, Sporting Magic will file quarterly reports on Form 10-QSB for the quarters ending November 30, 2000, February 28, 2001 and May 31, 2001 and will file its next annual report on Form 10-KSB for the year ending August 31, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             SPORTING MAGIC, INC.
                                                 (Registrant)


Date: October 19, 2000                   By: /s/ Buddy Young
                                             --------------------------
                                                 Buddy Young,
                                                 President

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